                                                                Exhibit 10(ii)

                               FIRST AMENDMENT TO
                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        This Amendment, dated as of March 31, 1995, (this "Amendment") is entered into by and between VIRGIN INTERACTIVE ENTERTAINMENT, INC., a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

        The Company and the Bank are parties to a Second Amended and Restated Credit Agreement dated as of December 1, 1994, (the "Credit Agreement"), to which the Bank extended a revolving and letter of credit facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

        The Company has requested that the Bank extend the maturity date of the facility. The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                AGREEMENT

        In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.      AMENDMENTS

        Amendment of Section 1.01

        1. Section 1.01 is hereby amended by deleting the date "March 31, 1995" in the definition of "Availability Period" and substituting the date "May 31, 1995" therefor.

            Section 1.01 is hereby further amended by deleting the date "August 31,1995" in the definitions of "CD Rate Interest Period, "Eurodollar Rate Interest Period" and "Revolving Maturity Date" and substituting the date "August 31, 1995" thereof.

B.      REPRESENTATIONS AND WARRANTIES
        The Company hereby represents and warrants to the Bank that:

        1. No Event of Default specified in the Credit Agreement and no event which with Notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

     3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

     4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

C. CONDITIONS PRECEDENT

     This Amendment will become effective as of March 31, 1995, provided that the Bank shall have received in form and substance satisfactory to the Bank, all of the following:

     1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement as hereby amended.

     2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

     3. Executed counterparts of this Amendment.

D. MISCELLANEOUS

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

                                        VIRGIN INTERACTIVE ENTERTAINMENT, INC.

                                        By:    /s/  THOMAS P CARSON
                                           ----------------------------------
                                        Title: Executive Vice President
                                               ------------------------------


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION


                                        By:     /s/ AMY S. TUEY
                                           ----------------------------------

                                        Title:  Vice President
                                              -------------------------------


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